Vest 2 Year Interest Rate Hedge ETF
Schedule of Investments
June 30, 2025 (Unaudited)

PURCHASED OPTIONS - 20.0%(a)	Notional Amount	Contracts	Value
Put Options - 20.0%			$–
2-Year Interest Rate Swap, Counterparty: Barclays Capital, Inc., Receive 12-Month SOFR US; Expiration: 09/30/2025; Exercise Rate: 2.36%	$12,998,089	12,998,089	$246,964
TOTAL PURCHASED OPTIONS (Cost $246,964)			246,964

SHORT-TERM INVESTMENTS - 65.7%			Value
Money Market Funds - 65.7%		Shares
First American Treasury Obligations Fund - Class X, 4.22% (b)(c)		811,877	811,877
TOTAL SHORT-TERM INVESTMENTS (Cost $811,877)			811,877

TOTAL INVESTMENTS - 85.7% (Cost $1,058,841)			1,058,841
Other Assets in Excess of Liabilities - 14.3%			176,041
TOTAL NET ASSETS - 100.0%			$1,234,882
two			–%
Percentages are stated as a percent of net assets.			–%

SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Vest 2 Year Interest Rate Hedge ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$246,964	$–	$246,964
Money Market Funds	811,877	–	–	811,877
Total Investments	$811,877	$246,964	$–	$1,058,841

Refer to the Schedule of Investments for further disaggregation of investment categories.